AXA PREMIER VIP TRUST

SUPPLEMENT DATED JANUARY 30, 2019 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2018, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2018, as supplemented, of AXA Premier VIP Trust (“Trust”). You should read this Supplement in connection with the Summary Prospectus, Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the names of certain Portfolios of the Trust.

Information Regarding the Proposed Name Changes of certain Portfolios

Effective on or about May 1, 2019, certain Portfolios of the Trust will be renamed as follows:

Current Portfolio Name	New Portfolio Name

AXA Aggressive Allocation Portfolio	EQ/Aggressive Allocation Portfolio

AXA Conservative Allocation Portfolio	EQ/Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio	EQ/Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio	EQ/Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio	EQ/Moderate-Plus Allocation Portfolio

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